Exhibit 32.2

Certification of the Chief Financial Officer pursuant to
18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of LEAFBUYER TECHNOLOGIES, INC. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Mark Breen, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 5, 2017

By:	/s/ Mark Breen
Mark Breen
Chief Financial Officer and Director (Principal Financial and Accounting Officer)